WATERFORD GAMING, L.L.C.

                  WATERFORD GAMING FINANCE CORP.


                           $125,000,000


                    9 1/2% Senior Notes due 2010



                        Purchase Agreement



                          March 10, 1999



                     Bear, Stearns & Co. Inc.
        Merrill Lynch, Pierce, Fenner & Smith Incorporated
                    Salomon Smith Barney Inc.




                      WATERFORD GAMING, L.L.C.
                 WATERFORD GAMING FINANCE CORP.

                          $125,000,000

                   9 1/2% Senior Notes due 2010

                       PURCHASE AGREEMENT

                                                 March 10, 1999
                                             New York, New York

BEAR, STEARNS & CO. INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
SALOMON SMITH BARNEY INC.
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York  10167

Ladies & Gentlemen:

     Waterford Gaming, L.L.C., a Delaware limited liability company
(the "Company"), and Waterford Gaming Finance Corp., a Delaware corporation ("Finance" and, together with the Company, the "Issuers"), propose to issue and sell to Bear, Stearns & Co. Inc. ("Bear Stearns"), Merrill Lynch, Pierce, Fenner, & Smith Incorporated and Salomon Smith Barney Inc. (each, an "Initial Purchaser" and collectively, the "Initial Purchasers") $125,000,000 in aggregate principal amount of 9-1/2% Senior Notes due 2010 (the "Notes"), subject to the terms and conditions set forth herein. The Notes will be issued pursuant to an indenture (the "Indenture"), to be dated the Closing Date (as defined), among the Issuers and State Street Bank & Trust Company, as trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture.

1. Issuance of Securities. The Issuers propose, upon the terms and subject to the conditions set forth herein, to issue and sell to the Initial Purchasers an aggregate of $125,000,000 in principal amount of the Notes.

Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act of 1933, as amended (the "Act"), the Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO,
          OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN
          RULE 144A UNDER THE SECURITIES ACT) WHICH, IN
          THE CASE OF A DEALER, OWNS AND INVESTS ON A
          DISCRETIONARY BASIS AT LEAST $25.0 MILLION OF SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED WITH THE DEALER, (2) AGREES THAT IT WILL NOT WITHIN
          TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS
          SECURITY EXCEPT (A) TO WATERFORD, WATERFORD FINANCE OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER WHICH,
          IN THE CASE OF A DEALER, OWNS AND INVESTS ON A DISCRETIONARY BASIS AT LEAST $25.0 MILLION OF SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED
          WITH THE DEALER, IN COMPLIANCE WITH RULE 144A
          UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR
          (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7)
          UNDER THE SECURITIES ACT) WHICH, IN THE CASE OF
          A DEALER, OWNS AND INVESTS ON A DISCRETIONARY BASIS, AT LEAST $25 MILLION OF SECURITIES THAT
          ARE NOT AFFILIATED WITH THE DEALER AND IN THE
          CASE OF ALL OTHER INSTITUTIONAL ACCREDITED
          INVESTORS, AT LEAST $5 MILLION, THAT, PRIOR TO
          SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON
          ITS BEHALF BY A U.S. BROKER-DEALER) TO THE
          TRUSTEE A SIGNED LETTER CONTAINING CERTAIN
          REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE
          FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE FOR THIS SECURITY), (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY
          IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE
          EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH
          TRANSFER, FURNISH TO THE TRUSTEE, WATERFORD AND WATERFORD FINANCE SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS ANY OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER
          IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR
          IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT."

2. Offering. The Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration require ments under the Act. The Issuers have prepared a preliminary offering memorandum, dated March 1, 1999 (the "Preliminary Offer ing Memorandum"), and a final offering memorandum, dated March 10, 1999 (the "Offering Memorandum"), relating to the Issuers and the Notes.

The Initial Purchasers have advised the Issuers that the Initial Purchasers will make offers (the "Exempt Resales") of the Notes on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs"), which in the case of dealers, own and invest on a discretionary basis at least $25.0 million of securities of issuers that are not affiliated with the dealer. Such persons are referred to herein as the "Eligible Purchasers." The Initial Purchasers will offer the Notes to such Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

The Notes will be secured by cash of the Company that is deposited in an Interest Reserve Account and invested in Investment Grade Securities or Government Securities, on the terms set forth in the  security and control
agreement (the "Security Agreement ").   This Agreement, the Notes, the
Security Agreement and the Indenture are hereinafter referred to collectively as the "Operative Documents."

3. Purchase, Sale and Delivery. (a) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to its terms and conditions, the Issuers agree to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Issuers, the principal amount of Notes set forth opposite the name of such Initial Purchaser on Exhibit A. The purchase price for the Notes will be $973.75 per $1,000 principal amount Note. (b) Delivery of the Notes shall be made, against payment of the purchase price therefor, at the offices of Latham & Watkins, New York, New York or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m., New York City time, on March 17, 1999 or at such other time as shall be agreed upon by the Initial Purchasers and the Issuers.
The time and date of such delivery and payment are herein called the "Closing Date."

(c) On the Closing Date, one or more Notes in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate amount corresponding to the aggregate principal amount of the Notes (the "Global Note") sold pursuant to Exempt Resales to Eligible Purchasers shall be delivered by the Issuers to the Initial Purchasers (or as the Initial Purchasers direct), against payment by the Initial Purchasers of the purchase price therefor, by wire transfer of immediately available funds, to an account or accounts designated by the Issuers, provided that the Issuers shall give at least one business days' prior written notice to the Initial Purchasers of the information required to effect such wire transfer. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m. on the business day immediately preceding the Closing Date.

4. Agreements of the Issuers. Each of the Issuers covenants and agrees with the Initial Purchasers as follows:

     (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, to confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority and (ii) of the happening of any event that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Issuers shall use their respective best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any Notes under any state securities or Blue Sky laws, the Issuers shall use their respective best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

     (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Issuers, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. The Issuers consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

     (c) Not to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum during such period as in the opinion of counsel for the Initial Purchasers the Preliminary Offering Memorandum or the Offering Memorandum is required by law to be delivered in connection with Exempt Resales and in connection with market-making activities of the Initial Purchasers for so long as any Notes are outstanding unless the Initial Purchasers shall previously have been advised thereof and shall not have objected thereto within a reasonable time after being furnished a copy thereof (except to the extent that any such amendment or supplement objected to is necessary, in the opinion of counsel to the Issuers, to make the statements made in the Preliminary Offering Memorandum or Offering Memorandum, not misleading). The Issuers shall promptly prepare, upon the Initial Purchasers' request, any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum that may be necessary or advisable in connection with such Exempt Resales or such market-making activities (except to the extent that any such amendment or supplement requested would, in the opinion of counsel to the Issuers, render the statements made in the Preliminary Offering Memorandum or Offering Memorandum, as proposed to be amended or supplemented, misleading).

     (d) If, during the period referred to in 4(c) above, any event shall occur as a result of which, in the judgment of the Issuers or in the reasonable opinion of counsel for the Issuers or counsel for the Initial Purchasers, it becomes necessary or advisable to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in the light of the circumstances then existing, not misleading, or if it is necessary or advisable to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum to comply with any law, statute, or rule or regulation of any govern mental agency or entity, (i) to notify the Initial Purchasers and (ii) forthwith to prepare an appropriate amendment or supplement to such Preliminary Offering Memorandum or the Offering Memorandum so that the statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Preliminary Offering Memorandum or the Offering Memorandum will comply with applicable law.

     (e) To cooperate with the Initial Purchasers and counsel for the Initial Purchasers in connection with the qualification or registration of the Notes for offer and sale under the state securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably request and to continue such qualification or registration in effect so long as required for the Exempt Resales; provided, however, that neither Issuer shall be required in connection therewith to register or qualify as a foreign corporation or limited liability company, as applicable, where it is not now so qualified or to take any action that would subject it to a general consent to service of process in suits or taxation, in each case, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction where it is not now so subject.

     (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to the performance of the obligations of the Issuers hereunder, including in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto required pursuant hereto, (ii) the preparation (including, without limitation, duplication costs) and delivery of all agreements, correspondence and all other documents prepared and delivered in connection herewith and with the Exempt Resales, (iii) the issuance, transfer and delivery of the Notes to the Initial Purchasers, including any transfer or other taxes payable thereon,
(iv) the qualification or registration of the Notes and for offer and sale under the securities or Blue Sky laws of the jurisdictions referred to in
Section 4(e) (including, without limitation, the cost of printing and mailing a preliminary and final Blue Sky Memorandum and the reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto),
(v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Issuers' counsel and accountants, (viii) all fees and expenses (including fees and expenses of counsel) of the Issuers in connection with the approval of the Notes by DTC for "book-entry" transfer, (ix) rating the Notes by rating agencies, (x) any fees payable for the review of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the initial and continued designation of the Notes as PORTAL Securities under the PORTAL Market Rules pursuant to NASD Rule 5322, (xi) the reasonable fees and expenses of the Trustee and its counsel, (xii) the performance by the Issuers of their other obligations under this Agreement and the other Operative Documents,
(xiii) any and all other additional fees and expenses incurred by the Issuers and (xiv) one-half of the out-of-pocket expenses of the Initial Purchasers, excluding the fees and expenses of counsel to the Initial Purchasers.

     (g) To use the proceeds from the sale of the Notes in the manner described in the Offering Memorandum (and any amendments or supplements thereto) under the caption "Use of Proceeds."

     (h) Not to voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Notes.

     (i) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate and to cause the Trading Cove Associates, a Connecticut general partnership (the "Manager"), not to engage in such activities in respect of any security (as defined in the Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Notes or to take any other action and to cause the Manager not to take any other action that would result in the Exempt Resales not being exempt from registration under the Act.

     (j) For so long as any of the Notes remain outstanding and during any period in which the Issuers are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder or beneficial owner of Notes in connection with any sale thereof and any prospective purchaser of such Notes from such holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

     (k) To comply with all of their agreements set forth in the representation letters to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

     (l) To use their respective best efforts to effect the inclusion of the Notes in PORTAL and to obtain approval of the Notes by DTC for "book-entry" transfer.

     (m) During a period of five years following the Closing Date, to deliver without charge to the Initial Purchasers, as they may reasonably request, promptly upon their becoming available, copies of (i) all reports or other publicly available information that either Issuer shall mail or otherwise make available to their respective securityholders and (ii) all reports, financial statements and proxy or information statements filed by the Issuers with the Securities and Exchange Commission (the "Commission") or any national securities exchange and such other publicly available information concerning either Issuer, including without limitation, press releases.

     (n) Prior to the Closing Date, to furnish to the Initial Purchasers, as soon as they have been prepared in the ordinary course by the Issuers, copies of any unaudited interim financial statements for any period subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

     (o) Not to take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of either Issuer to facilitate the sale or resale of the Notes. Neither Issuer will distribute prior to the Closing Date any (i) preliminary offering memorandum, other than the Preliminary Offering Memorandum, (ii) offering memorandum, other than the Offering Memorandum, or (iii) other offering material in connection with the offering and sale of the Notes.

     (p) To use their reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Notes.

     5.   Representations and Warranties.

     (a) The Issuers, jointly and severally, represent and warrant to the Initial Purchasers that:

     i. The Preliminary Offering Memorandum as of its date does not, and the Offering Memorandum as of its date and as of the Closing Date does not and will not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph shall not apply to statements in or omissions from the Preliminary
     Offering Memorandum and the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Issuers in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

     ii. Each of the Issuers and the Manager (A) has been duly organized or incorporated and is validly existing as a corporation, limited liability company or partnership, as applicable, in good standing under the laws of its jurisdiction of incorporation or formation, as applicable, (B) has all requisite corporate, limited liability company or partnership power and authority, as applicable, to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and (C) is duly qualified and is in good standing as a foreign corporation, limited liability company or partnership, as applicable, authorized to do business in each jurisdiction in which the nature of its business or its own ership or leasing of property requires such qualification, except where the failure to be so qualified could not reason ably be expected to (1) result, individually or in the aggregate, in a material adverse effect on the properties, business, results of operations, condition (financial or other wise), affairs or prospects of the Issuers and the Manager, taken as a whole, (2) interfere with or adversely affect the issuance or marketability of the Notes or (3) in any manner draw into question the validity of this Agreement or any other Operative Document or the transactions described in the Offering Memorandum under the caption "Use of Proceeds" (any of the events set forth in clauses (1), (2) or (3), a "Material Adverse Effect").

     iii. The Company directly owns all of the issued and outstanding capital stock of Finance and 50% of the partner ship interests of the Manager. Other than as set forth in the previous sentence, the Company has no subsidiaries. Finance has no subsidiaries.

     iv. All of the outstanding capital stock of Finance and 50% of the partnership interests of the Manager is owned, directly or indirectly, by the Company, except as described in the Offering Memorandum in connection with the buy/sell option, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance. All of the is sued and outstanding shares of capital stock of Finance have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights.

     v. Except as described in the Offering Memorandum in connection with the buy/sell option relating to the partner ship units of the Manager, there are currently no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of any of the Issuers or related to or entitling any person to purchase or otherwise acquire the Company's partnership interest in the Manager.

     vi. When the Notes are issued and delivered pursuant to this Agreement, no Note will be of the same class (within the meaning of Rule 144A under the Act) as securities of either Issuer that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

     vii. Each Issuer has all requisite corporate or limited liability company power and authority, as applicable, to execute, deliver and perform its obligations under this Agreement and each of the other Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate or limited liability company power and authority to issue, sell and deliver the Notes as provided herein and therein.

     viii. This Agreement has been duly and validly authorized, executed and delivered by each Issuer and (assuming the due execution and deliver thereof by the Initial Purchasers) is the legal, valid and binding agreement of each Issuer, enforceable against each of them in accordance with its terms, except as such enforceability may be (A) subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to or affecting the rights and remedies of creditors,
     (B) subject, as to enforceability, to general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought and (C) limited by securities laws prohibiting or limiting the availability of, and public policy against, indemnification or contribution.

     ix. The Indenture has been duly and validly authorized by each Issuer and, when duly executed and delivered by each Issuer (assuming the due authorization, execution and delivery thereof by the Trustee), will be the legal, valid and binding agreement of each Issuer, enforceable against each of them in accordance with its terms, except as such enforceability may be (A) subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to or affecting the rights and remedies of creditors and
     (B) subject, as to enforceability, to general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. The Offering Memorandum contains a summary of the terms of the Indenture, which is accurate in all material respects.

     x. The Notes have been duly and validly authorized by each Issuer for issuance and sale to the Initial Purchasers pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of each Issuer, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, except as such enforceability may be (A) subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to or affecting the rights and remedies of creditors and (B) subject, as to enforceability, to general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought. The Offering Memorandum contains a summary of the terms of the Notes, which is accurate in all material respects.

     xi. The Security Agreement has been duly and validly authorized by each Issuer and, when executed and delivered by each Issuer, will be the legal, valid and binding agreement of each Issuer, enforceable against each of them in accordance with its terms, except as such enforceability may be (A) subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to or affecting the rights and remedies of creditors and (B) subject, as to enforceability, to general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought. The Offering Memorandum contains a summary of the terms of the Security Agreement, which is accurate in all material respects.

     xii. Each of the Development Services Agreement dated as of February 7, 1999, by and between the Mohegan Tribal Gaming Authority (the "Authority") and the Manager; the Relinquishment Agreement dated as of February 7, 1999, by and between the Authority and the Manager; the Amended and Restated Gaming Facility Management Agreement dated as of August 30,
     1995, by and between the Authority and the Manager; the Amended and Restated Partnership Agreement of Trading Cove Associates, as amended by the First Amendment thereto dated October 22, 1996; the Amended and Restated Omnibus Financing Agreement dated as of September 10, 1997, by and among the Manager, the Company and Sun International Hotels Limited ("Sun International"); and the Memorandum of Understanding dated as of February 7, 1998, by and among the Company, Sun Cove Ltd.,
     Sun International and the Manager (collectively, the "Agreements") has been duly and validly authorized, executed and delivered by each Issuer or the Manager a party thereto and is the legal, valid and binding obligation of each Issuer or the Manager a party thereto, enforceable against each Issuer or the Manager in accordance with its terms, except as such enforceability may be (A) subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or herein after in effect relating to or affecting the rights and remedies of creditors and (B) subject, as to enforceability, to general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.
     The Offering Memorandum contains a summary of the terms of the Agreements, which is accurate in all material respects.

     xiii. Each of the Issuers and the Manager is not and, after giving effect to the Offering, will not be, (A) in violation of its charter or certificate of formation, as applicable, or bylaws, limited liability company agreement or partnership agreement, as applicable, (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, which singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (C) in violation of any local, state, federal, tribal or foreign law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to it or any of its assets or properties (whether owned or leased), which singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Issuers, there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument.

     xiv. None of (A) the execution, delivery or performance by either Issuer of this Agreement or any of the other Operative Documents to which it is a party, (B) the issuance and sale of the Notes and (C) consummation by the Issuers of the transactions described in the Offering Memorandum under the caption "Use of Proceeds," violates, conflicts with or constitutes a breach of any of the terms or provisions of, or will violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default under), or require consent under, or result in the imposition of a lien or encumbrance on any properties of any of the Issuers or the Manager, or an acceleration of any indebtedness of any of the Issuers or the Manager pursuant to, (1) the charter or certificate of formation, as applicable, or bylaws, limited liability company agreement or partnership agreement, as applicable, of any of the Issuers and the Manager, (2) any material bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which any of the Issuers or the Manager is a party or by which they or their property is or may be bound, (3) any statute, rule or regulation applicable to any of the Issuers or the Manager or any of their assets or properties or (4) any judgment, order or decree of any court or governmental or tribal agency or authority having jurisdiction over any of the Issuers or the Manager or any of their assets or properties (including, without limitation, the gaming regulators of the State of Connecticut, the Bureau of Indian Affairs of the Department of the Interior, the Secretary of the Interior, the National Indian Gaming Commission, the Authority Director of Regulation or the Gaming Disputes Court of the Mohegan Tribe (collectively, the "Gaming Authorities")). No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (A) any court or governmental or tribal agency, body or administrative agency (including, but not limited to, any Gaming Authorities, but except as the securities or Blue Sky laws of various states may require) or (B) any other person is required for (1) the execution, delivery and performance by each Issuer of this Agreement or any of the other Operative Documents to which it is a party or (2) the issuance and sale of the Notes and the transactions contemplated hereby and thereby, except such as have been or will be obtained and made on or prior to the Closing Date.

     xv. There is (A) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental or tribal agency, body or official, domestic or foreign (including, but not limited to, any Gaming Authorities), now pending or, to the best knowledge of the Issuers, threatened or contemplated to which any of the Issuers or the Manager is or may be a party or to which the business or property of any of the Issuers or the Manager, is or may be subject, (B) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental or tribal agency (including, but not limited to, any Gaming Authorities) or, to the best knowledge of the Issuers, that has been proposed by any governmental or tribal body (including, but not limited to, any Gaming Authorities) and (C) no injunction, restraining order or order of any nature by a federal, tribal or state court or foreign court of competent jurisdiction to which any of the Issuers or the Manager is or may be subject or to which the business, assets or property of any of the Issuers or the Manager is or may be subject, that, in the case of clauses (A), (B) and (C) above, (1) is required to be disclosed in the Preliminary Offering Memorandum and the Offering Memorandum and that is not so disclosed or (2) could reasonably be expected to have a Material Adverse Effect.

     xvi. No action has been taken with respect to the Issuers or the Manager and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental or tribal agency that prevents the issuance of the Notes or prevents or suspends the use of the Offering Memorandum; no injunction, restraining order or order of any nature by a federal, tribal or state court of competent jurisdiction has been issued that prevents the issuance of the Notes or prevents or suspends the sale of the Notes in any jurisdiction referred to in Section 4(e) hereof; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

     xvii. There is (A) no significant unfair labor practice complaint pending against any of the Issuers or the Manager or, to the best knowledge of the Issuers, threatened against any of them, before the National Labor Relations Board, any state, local or tribal labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against any of the Issuers or the Manager or, to the best knowledge of the Issuers, threatened against any of them and (B) no material strike, labor dispute, slowdown or stoppage pending against any of the Issuers or the Manager nor, to the best knowledge of the Issuers, threatened against any of them. None of the Issuers or the Manager has violated (1) any federal, tribal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, (2) any applicable wage or hour laws or (3) any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, except those violations that could not reasonably be expected to have a Material Adverse Effect.

     xviii.    Except as would not have a Material Adverse Effect or otherwise require disclosure in the Offering Memorandum, (A) none of the Issuers or the Manager has been or is in violation of any federal, state or local laws and regulations relating to pollution or protection of human health or the environment, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of toxic or hazardous substances, materials or wastes, or petroleum and petroleum products ("Materials of Environmental Concern"), or otherwise relating to the protection of human health and safety, or the use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with, or lack of, any permits or other environmental authorizations; (B) there are no circumstances, either past, present or that are reasonably foreseeable, that may lead to any such violation in the future; (C) none of the Issuers or the Manager has received any communication (written or oral), whether from a governmental authority or otherwise, alleging any such violation; (D) there is no pending or threatened claim, action, investigation or notice (written or oral) by any person or entity alleging potential liability of the Issuers or the Manager (or against any person or entity for whose acts or omissions the Issuers or the Manager is or may reasonably be expected to be liable, either contractually or by operation of law) for investigatory, cleanup, or other response costs, or natural resources or property damages, or personal injuries, attorney's fees or penalties relating to (1) the presence, or release into the environment, of any Materials of Environmental Concern at any location, or (2) circumstances forming the basis of any violation or potential violation, of any Environmental Law (collectively, "Environmental Claims"); and (E) there are no past or present actions, activities, circumstances, conditions, events or incidents that could form the basis of any Environmental Claim.

     xix. In the ordinary course of business, the Issuers and the Manager, as appropriate, (A) conduct a periodic review of the effect of Environmental Laws on the business, operations and properties of the Issuers and the Manager, in the course of which, or as a result of which, the Issuers and the Manager have identified and evaluated associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities, and any potential liabilities to third parties); and (B) have conducted environmental investigations of, and have reviewed reasonably available information regarding, the business, properties and operations of the issuers and the Manager, and of other properties within the vicinity of their business, properties and operations, as appropriate for the circumstances of each such property and operation; on the basis of such reviews, investigations and inquiries, the Issuers and the Manager have reasonably concluded that any costs and liabilities associated with such matters would not have, singularly or in the aggregate, a Material Adverse Effect, or otherwise require disclosure in the Offering Memorandum.

     xx. Each of the Issuers, the Manager and their respective key employees has such permits, licenses, franchises and authorizations of governmental, tribal or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws and any applicable gaming laws, as are necessary to own, lease and operate the properties and to conduct businesses of each of the Issuers and the Manager, except where the failure to have such permits could not reasonably be expected to have a Material Adverse Effect; each of the Issuers, the Manager and their respective key employees has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Offering Memorandum, such permits contain no restrictions that are materially burdensome to any of the Issuers, the Manager or their respective key employees, as the case may be. Neither of the Issuers has any reason to believe that the Issuers, the Manager, the Authority and their respective key employees will not obtain the permits necessary for the completion of the expansion of the Mohegan Sun Casino as described in the Offering Memorandum on a timely basis.

     xxi. Each of the Issuers and the Manager has (A) good and marketable title to all of the properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances and restrictions (except for Permitted Liens and taxes not yet payable), (B) peaceful and undisturbed possession under all material leases to which any of them is a party as lessee and each of which lease is valid and binding and no default exists thereunder, except for defaults that could not reasonably be expected to have a Material Adverse Effect,
     (C) all permits and has made all declarations and filings with, all federal, tribal, state and local authorities, all self-regulatory authorities and all courts and other tribunals necessary to engage in the business conducted by any of them in the manner described in the Offering Memorandum and (D) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such permits. All such permits are valid and in full force and effect and each of the Issuers and the Manager is in compliance in all material respects with the terms and conditions of all such permits and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. All material leases to which any of the Issuers or the Manager is a party are valid and binding and no default by any of the Issuers or the Manager, as the case may be, has occurred and is continuing thereunder and, to the best knowledge of the Issuers, no material defaults by the landlord are existing under any such lease, except those defaults that could not reasonably be expected to have a Material Adverse Effect.

     xxii. Each of the Issuers and the Manager owns, possesses or has the right to employ all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "Intellectual Property") presently employed by it in connection with the businesses now operated by it or that are proposed to be operated by it, free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person, and none of the Issuers or the Manager has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing. The use of the Intellectual Property in connection with the business operations of any of the Issuers or the Manager does not infringe on the rights of any person, except such in fringements as could not reasonably be expected to have a Material Adverse Effect.

     xxiii.    All material tax returns required to be filed by any of the
     Issuers or the Manager in all jurisdictions have been so filed and all such returns are true, complete and correct in all material respects. All material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due and payable or claimed to be due from such entities have been paid, other than (A) those being contested in good faith by appropriate proceedings, timely instituted, and diligently pursued and for which adequate reserves have been provided on the books and records of the relevant entity, in accordance with generally accepted accounting principles or (B) those currently payable without penalty or interest.

     xxiv. Except as disclosed in the Offering Memorandum, no relationship, direct or indirect, exists between any of the Issuers or the Manager on the one hand, and the directors, officers, stockholders or members, customers or suppliers of any of the Issuers or the Manager on the other hand, which would be required by the Act to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 filed with the Commission.

     xxv. The Issuers and the Manager have (A) initiated a review and assessment of all areas within their business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by either Issuer (or suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (B) developed a plan and timeline for addressing the Year
     2000 Problem on a timely basis and (C) to date, has implemented that plan in accordance with that timetable. Based on the foregoing, to the best knowledge of the Issuers, the Issuers believe that all computer applications (including those of the Authority and the Mohegan Sun Casino) that are material to their business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to the extent that a failure to do so could not reasonably be expected to have Material Adverse Effect.

     xxvi. None of the Issuers or the Manager is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

     xxvii.    There are no holders of securities of any of the Issuers or the Manager who, by reason of the execution by either Issuer of this Agreement or any other Operative Document to which they are a party or the consummation by either Issuer of the transactions contemplated hereby and thereby, have the right to request or demand that either Issuers register under the Act or analogous foreign laws and regulations securities held by them.

     xxviii.   None of the Issuers or the Manager has (A) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of any of the Issuers or the Manager to facilitate the sale or resale of the Notes or (B) since the date of the Preliminary Offering Memorandum (1) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Notes or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of any of the Issuers or the Manager.

     xxix.     The accountants who have certified or will certify the
     financial statements   included or to be included as part of the Offering
     Memorandum are independent accountants as required by the Act. The historical financial statements, together with related schedules and notes thereto, comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act and present fairly in all material respects the financial position results of operations of the Issuers at the dates and for the periods indicated. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented. The as adjusted financial statements included in the Offering Memorandum have been prepared on a basis consistent with such historical statements of the Issuer, except for the adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly in all material respects the historical and proposed transactions contemplated by this Agreement and the other Operative Documents; and such as adjusted financial statements comply as to form in all material respects with the requirements applicable to as adjusted financial statements included in registration statements on Form S-1 under the Act, except as expressly stated therein. The other financial and statistical information and data included in the Offering Memorandum derived from the historical and as adjusted financial statements, are accurately presented in all material respects and prepared on a basis consistent with the financial statements, historical and as adjusted, included in the Offering Memorandum and the books and records of the Issuers.

     xxx. No registration under the Act of the Notes is required for the sale of the Notes to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming (A) that the purchasers who buy the Notes in the Exempt Resales are Eligible Purchasers and (B) that the representations and warranties of the Initial Purchasers in Section 5(b) hereof are true and that the Initial Purchasers have complied with the covenants set forth in Section 5(b) hereof and (C) that none of the Initial Purchasers is an affiliate of any Issuer. No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by any of the Issuers or the Manager or their respective representatives (other than the Initial Purchasers, as to which the Issuers make no representation or warranty) in connection with the offer and sale of any of the Notes or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Notes have been issued and sold by any of the Issuers or the Manager within the six-month period immediately prior to the date hereof.

     xxxi. The execution and delivery of this Agreement, the other Operative Documents and the sale of the Notes to be purchased by Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986. The representation made by the Issuers in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by Eligible Purchasers as set forth in the Offering Memorandum under the caption "Transfer Restrictions."

     xxxii.    The statistical and market-related data included in the Offering
     Memorandum are based on or derived from sources which the Issuers believe are reliable and accurate in all material respects.

     xxxiii.   Each of the Preliminary Offering Memorandum and the Offering
     Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

     xxxiv.    The Indenture is not required to be qualified under the Trust
     Indenture Act.

     xxxv.    Subsequent to the respective dates as of which information is
     given in the   Offering Memorandum and up to the Closing Date, except as
     set forth in the Offering Memorandum, (A) none of the Issuers or the Manager has incurred any liabilities or obligations, direct or contingent, which are material, individually or in the aggregate, to the Issuers and the Manager, taken as a whole, nor entered into any transaction not in the ordinary course of business, (B) there has not been any change or development which, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, (C) there has been no dividend or distribution of any kind declared, paid or made by any of the Issuers or the Manager on any class of their capital stock, membership units or partnership units, as applicable and (D) there has been decision or judgment in the nature of litigation adverse to any of the Issuers or the Manager.

     xxxvi.   None of the execution, delivery and performance of this
     Agreement, the issuance and sale of the Notes, the application of the proceeds from the issuance and sale of the Notes and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

     xxxvii.   Neither Issuer intends to, nor believes that it will, incur debts beyond its ability to pay such debts as they mature. The present fair saleable value of the assets of the Issuers exceeds the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured. The assets of the Issuers do not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Upon the issuance of the Notes, the present fair saleable value of the assets of the Issuers will exceed the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured. Upon the issuance of the Notes, the assets of the Issuers will not constitute unreasonably small capital to carry out their business as now conducted, including the capital needs of the Issuers, taking into account the projected capital requirements and capital availability.

     xxxviii. Except pursuant to this Agreement, there are no contracts, agreements or understandings between either Issuer and any other person that would give rise to a valid claim against either Issuer or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes.

     xxxix.    There exist no conditions that would constitute a default (or an event which with notice or the lapse of time, or both, would constitute a default) under any of the Operative Documents.

     xl.       Each certificate signed by any officer of either Issuer and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by such Issuer, as the case may be, to the Initial Purchasers as to the matters covered thereby.

     Each Issuer acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for the Issuers and counsel for the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

     (b) Each of the Initial Purchasers, severally and not jointly, represents, warrants and covenants to the Issuers and agrees that:

     i. Such Initial Purchaser is a QIB which owns and invests on a discretionary basis at least $25.0 million of securities of issuers that are not affiliated with the dealer, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes.

     ii. Such Initial Purchaser (A) is not acquiring the Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Notes only to QIBs which, in the case of dealers, own and invest on a discretionary basis at least $25.0 million of securities of issuers that are not affiliated with the dealer, in reliance on the exemption from the registration requirements of the Act provided by Rule 144A.

     iii. No form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

     iv. Such Initial Purchaser agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, Eligible Purchasers. Such Initial Purchaser further (A) agrees that it will offer to sell the Notes only to, and will solicit offers to buy the Notes only from Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs which, in the case of dealers, own and invest on a discretionary basis at least $25.0 million of securities of issuers that are not affiliated with the dealer, and (B) acknowledges and agrees that, in the case of such QIBs, that such Notes will not have been registered under the Act and may be resold, pledged or otherwise transferred only to (1) the Company, Finance or any of their respective subsidiaries,
     (2) inside the United States to a QIB which, in the case of dealer, own and invest on a discretionary basis at least
     $25.0 million of securities of issuers that are not affiliated with the dealer, in a transaction meeting the require ments of Rule 144A, (3) inside the United States to an "Institutional Accredited Investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Act that, which in the case of a dealer, owns and invests on a discretionary basis, at least $25 million of securities that are not affiliated with the dealer and in the case of all other Institutional Accredited Investors, at least $5 million that, prior to such transfer, furnishes (or has furnished on its behalf by U.S. broker-dealer) to the Trustee, a signed letter containing certain representations and agreements relating to the registration of transfer of such Notes (the form of which can be obtained from the Trustee), (4) pursuant to an exemption from registration provided by Rule 144 under the Act (if available) or (5) pursuant to an effective registration statement under the Act and (C) acknowledges that it will, and each subsequent holder is required to, notify any purchaser of the security evidenced thereby of the resale restrictions set forth in (B) above.

     v. Such Initial Purchaser has not offered or sold, and, prior to the date six months after the date of the issue of the Notes, will not offer or sell any Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their business or other wise in circumstances which do not constitute an offer to the public in the United Kingdom for the purposes of the Public Offers of Securities Regulations 1995; it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom; and it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue or sale of the Notes to a person who is a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended) or is a person to whom such documents may otherwise law fully be issued or passed on.

     The Initial Purchasers acknowledge that the Issuers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for the Issuers and counsel for the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

6.   Indemnification.

     (a) The Issuers, jointly and severally, agree to indemnify and hold harmless (i) each of the Initial Purchasers, (ii) each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange
Act and (iii) the officers, directors, partners, employees, representatives and agents of such Initial Purchaser or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever
(including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither Issuer will be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to such Initial
Purchaser furnished to the Issuers in writing by or on behalf of such Initial Purchaser expressly for use therein. This indemnity agreement will be in addition to any liability which the Issuers may otherwise have, including under this Agreement; provided, however, that the indemnification contained in this paragraph (a) with respect to the Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser (or to the benefit of any person controlling any Initial Purchaser) on account of any such loss, liability, claim, damage or expense arising from the sale of the Notes by such Initial Purchaser to any person if a copy of the Offering Memorandum, as it may be amended or supplemented shall have not been delivered or sent to such person, at or prior to the written confirmation of such sale, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Offering Memorandum was corrected in the Offering Memorandum, as it may have been amended or supplemented; provided that the Issuers have delivered the Offering Memorandum, as it may be amended or supplemented, to such Initial Purchaser in requisite quantity on a timely basis to permit such delivery or sending.

     (b) Each of the Initial Purchasers, severally and not jointly, agrees to indemnify and hold harmless (i) the Issuers,
(ii) each person, if any, who controls the Issuers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange
Act, and (iii) the respective officers, directors, partners, employees, representatives and agents of the Issuers, against any losses, liabilities, claims, damages and expenses whatsoever
(including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary
Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to such Initial Purchaser (and not with respect to the information provided by the other Initial Purchaser) furnished to the Issuers in writing by or on behalf of such Initial Purchaser expressly for use therein; provided, however, that in no case shall such Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions received by such Initial Purchaser, as set forth on the cover page of the Offering Memorandum. This indemnity will be in addition to any liability which such Initial Purchaser may otherwise have, including under this Agreement.

     (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have).
In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless
(i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or (b) above shall only be liable for the legal expenses of one counsel
(in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Any thing in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent, provided that such consent was not unreasonably withheld.

7. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 is for any reason held to be unavailable from an indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Issuers, on the one hand, and the Initial Purchasers, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, liabilities, claims, damages and expenses suffered by the Issuers, any contribution received by the Issuers from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Issuers within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Issuers and the Initial Purchasers may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Issuers, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Notes or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Issuers, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (a) the total proceeds from the offering of Notes (net of discounts but before deducting expenses) received by the Issuers and (b) the discounts and commissions received by the Initial Purchasers, respectively, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Issuers, on the one hand, and of the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this
Section 7, (i) in no case shall any Initial Purchaser be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Notes purchased by such Initial Purchaser pursuant to this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 7, (a) each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (b) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchasers or any controlling person shall have the same rights to contribution as the Initial Purchasers, and (a) each person, if any, who controls the Issuers within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act and (b) the respective officers, directors, partners, employees, representatives and agents of the Issuers shall have the same rights to contribution as the Issuers, subject in each case to clauses (i) and (ii) of this Section
7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise.
No party shall be liable for contribution with respect to any action or claim settled without its prior written consent, provided that such written consent was not unreasonably withheld. The Initial Purchasers' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of Notes purchased by each of the Initial Purchasers hereunder and not joint.

8. Conditions of Initial Purchasers' Obligations. The several obligations of the Initial Purchasers to purchase and pay for the Notes, as provided herein, shall be subject to the satisfaction of the following conditions:

     (a) All of the representations and warranties of the Issuers contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing
Date, respectively. Each Issuer shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

     (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 2:00 p.m., New York City time, on the day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Notes thereof in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

     (c) No action shall have been taken with respect to the Issuers or the Manager and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Notes thereof; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Issuers, threatened against, any of the Issuers or the Manager before any court or arbitrator or any governmental or tribal body, agency or official (including, but not limited to, any Gaming Authorities) that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued prevent ing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably be expected to have a Material Adverse Effect.

     (d) Since the dates as of which information is given in the Offering Memorandum, (i) there shall not have been any material adverse change, whether or not arising in the ordinary course of business, or any change or any development that is reasonably likely to result in a material adverse change, in the capital stock, membership units or partnership units, as applicable, or the long-term debt, or material increase in the short-term debt, of any of the Issuers or the Manager from that set forth in the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by any of the Issuers or the Manager on any class of its capital stock, membership units or partnership units, as applicable and (iii) none of the Issuers or the Manager shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Issuers, taken as a whole, or the Manager, taken as a whole, respectively, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum.
Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have occurred any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the business, prospects, financial condition or results of operation of the Issuers and the Manager, taken as a whole.

     (e) The Issuers' 12-3/4% Senior Notes due 2003 (the "Senior Notes") tendered pursuant to the tender offer and consent solicitation for the Senior Notes shall have been accepted for purchase by the Issuers in compliance with the Offer to Purchase and Consent Solicitation Statement, as in effect on the date hereof (the "Statement"). The supplemental indenture to the indenture under which the Senior Notes were issued (the "Supplemental Indenture") containing the Proposed Amendments, including the Change of Control Amendment (each, as defined in the Statement) shall have been executed and be effective as of the date hereof. The Officers' Certificate referred to Section 3(b) of the Supplemental
Indenture shall have been delivered by each of the Issuers and the Supplemental Indenture shall be operative prior to Closing.

     (f) The Initial Purchasers shall have received certificates, dated the Closing Date, signed on behalf of each Issuer, in form and substance satisfactory to the Initial Purchasers, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 8 and that, as of the Closing Date, the obligations of the such Issuer to be performed hereunder on or prior thereto have been duly performed.

     (g) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, of Latham & Watkins ("Latham"), special counsel for the Issuers; Dorsey & Whitney, special Indian gaming counsel to the Issuers; Rome McGuigan Sabonosh P.C., special Connecticut counsel to the Issuers; and an opinion of Latham relating to certain tax matters to the effect set forth in Exhibits B-1, B-2, B-3 and B-4, respectively, hereto.

     (h) At the time this Agreement is executed and at the Closing Date, the Initial Purchasers shall have received from PricewaterhouseCoopers LLP, independent public accountants, dated as of the date of this Agreement and as of the Closing Date, comfort letters addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers with respect to the financial state ments and certain financial information of the Issuers contained in the Offering Memorandum.

     (i) The Initial Purchasers shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, of Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), counsel for the Initial Purchasers, covering such matters as are customarily covered in such opinions.

     (j) Skadden shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

     (k) Prior to the Closing Date, the Issuers shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

     (l) The Issuers and the Trustee shall have entered into the Indenture and the Security Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

     (m)  The Notes shall have been approved for trading on PORTAL.

     (n) All opinions, certificates, letters and other documents required by this Section 8 to be delivered by the Issuers will be in compliance with the provisions hereof only if they are reason ably satisfactory in form and substance to the Initial Purchasers. The Issuers shall furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and other documents as it shall reasonably request.

     (o) On the Closing Date, an amount of the net proceeds from the Offering equal to two semi-annual interest payments on the Notes shall paid directly to the Securities Intermediary (as defined the Security Agreement) to fund the Interest Reserve Account and the Senior Notes shall be accepted for purchase.

     (p) All proceeding taken in connection with the sale of the Notes as herein contemplated shall be reasonably satisfactory in form and substance to the Initial Purchasers and to Skadden.

9. Initial Purchasers' Information. The Issuers acknowledge that the statements with respect to the offering of the Notes set forth in the fourth full paragraph on page ii, the first clause of the fifth sentence of the first paragraph under the caption "Risk Factor Trading Market for the Notes " and the fifth sentence of the fifth paragraph and the sixth paragraph under the caption "Plan of Distribution " in the Offering Memorandum constitute the only information relating to any of the Initial Purchasers furnished to the Issuers by or on behalf of the Initial Purchasers for use in the Offering Memorandum.

10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Initial Purchasers and the Issuers contained in this Agreement, including the agreements contained in Sections 4(f) and 11(d), the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Initial Purchaser, any controlling person thereof, or by or on behalf of the Issuers or any controlling person thereof, and shall survive delivery of and payment for the Notes to and by the Initial Purchasers. The representations contained in Section 5 and the agreements contained in Sections
4(f), 6, 7 and 11(d) shall survive the termination of this Agreement, including any termination pursuant to Section 11.

11.  Effective Date of Agreement; Termination.

     (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

     (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice by telephone, telex, or telegraph, confirmed in writing by letter, to the Issuers from the Initial Purchasers, without liability (other than with respect to Sections 6 and 7) on the Initial Purchasers' part to the Issuers if, on or prior to such date, (i) the Issuers shall have failed, refused or been unable to perform in any material respect any agreement on their part to be performed hereunder, (ii) any other condition to the obligations of the Initial Purchasers hereunder as provided in Section 8 which is qualified as to the materiality is not fulfilled when and as required and any condition not so qualified is not fulfilled when and as required in any material respect, (iii) in the reasonable judgment of the Initial Purchasers, any material adverse change shall have occurred since the respective dates as of which information is given in the Offering Memorandum in the condition (financial or otherwise), business, properties, assets, liabilities, prospects, net worth, results of operations or cash flows of the Issuers, taken as a whole, other than as set forth in the Offering
Memorandum, or (iv)(A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Initial Purchasers will in the immediate future materially disrupt, the market for the Issuers' securities or for securities in general; or (B) trading in securities gener-ally on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National
Market shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchange or the Nasdaq National Market, or by such exchange or other regulatory body or governmental authority having jurisdiction; or (C) a banking moratorium shall have been declared by federal or state authorities, or a moratorium in foreign exchange trading by major international banks or persons shall have been declared; or (D) there is an outbreak or escala-tion of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Initial Purchasers' judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Notes on the terms and in the manner contemplated in the Offering Memorandum; or (E) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Initial Purchasers' judgment, makes it inadvisable or impracticable to proceed with the delivery of the Notes as contemplated hereby.

     (c) If on the Closing Date one or more of the Initial Purchasers shall fail or refuse to purchase the Notes which it or they has agreed to purchase hereunder on such date and the aggregate principal amount of the Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount the Notes set forth opposite its name in Exhibit A bears to the aggregate principal amount of the Notes which all the non-defaulting Initial Purchasers have agreed to purchase or in such other proportion as Bear Sterns may specify, to purchase the Notes which such defaulting Initial Purchaser or Initial
Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Notes which any Initial Purchaser has agreed to purchase pursuant to Section 3 hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of the Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial
Purchaser or Initial Purchasers shall fail or refuse to purchase the Notes and the aggregate principal amount of the Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Issuers for purchase of such the Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Issuers. In any such case which does not result in termination of this Agreement, either Bear Stearns or the Issuers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve a defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

     (d) Any notice of termination pursuant to this Section 11 shall be by telephone or facsimile and, in either case, confirmed in writing by letter.

     (e) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to clause (iv) of Section 11(b), in which case each party will be responsible for its own expenses), or if the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Issuers to perform any agreement herein or comply with any provision hereof, the Issuers shall reimburse the Initial Purchasers for all out-of-pocket expenses (including the reasonable fees and expenses of the Initial Purchasers' counsel), incurred by the Initial Purchasers in connection herewith.

12. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchasers shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to Bear, Stearns & Co. Inc., Merrill Lynch,
Pierce, Fenner & Smith Incorporated and Salomon Smith Barney
Inc., c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York,
New York 10167, Attention: Corporate Finance Department, telecopy number: (212) 272-3092, with a copy to Skadden, Arps, Slate, Meagher & Flom, LLP, 300 South Grand Avenue, Los Angeles, California 90071, Attention: Nicholas Saggese, Esq., telecopy number:
(213) 687-5600; and if sent to the Issuers, shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to Waterford Gaming, L.L.C. and Waterford Gaming Finance Corp., 914 Hartford Turnpike, Waterford, Connecticut 06358, Attention: Chief Financial Officer, telecopy number: (860) 447-8554, with a copy to Latham & Watkins, 885
Third Avenue, Suite 1000, New York, New York 10022, Attention:
Raymond Lin, Esq., telecopy number: (212) 751-4864.

13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers and the Issuers and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from the Initial Purchasers.

14. Construction. This Agreement shall be construed in accordance with the internal laws of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligation Law. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

15. Captions. The captions included in this Agreement are in cluded solely for convenience of reference and are not to be considered a part of this Agreement.

16. Counterparts. This Agreement may be executed in various counterparts which together shall constitute one and the same instrument.

                   [Signature page to follow]


     If the foregoing correctly sets forth the understanding among the Initial Purchasers and the Issuers please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.


                              Very truly yours,

                              WATERFORD GAMING, L.L.C.



                              By: __________________________
                                   Name:
                                   Title:


                              WATERFORD GAMING FINANCE CORP.



                              By: __________________________
                                   Name:
                                   Title:

Accepted and agreed to as of
the date first above written:

BEAR, STEARNS & CO. INC.



By:_________________________________
     Name:
     Title:


MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED



By:_________________________________
     Name:
     Title:


SALOMON SMITH BARNEY INC.



By:_________________________________
     Name:
     Title:

                         Exhibit A

                                                  Principal
                                                  Amount of
Initial Purchaser
 Notes

Bear, Stearns & Co. Inc.                          $78,125,000

Merrill, Lynch, Pierce, Fenner & Smith
Incorporated                                       40,625,000

Salomon Smith Barney Inc.                           6,250,000



Total                                             125,000,000




              Exhibit B-1


               Form of Opinion of Latham & Watkins

1. Each Issuer is duly incorporated or organized, as applicable, and is validly existing as a corporation or limited liability company, as applicable, and in good standing under the laws of the State of Delaware, with all corporate or limited liability company power and authority to own, lease and operate its properties, and to conduct its business as described in the Offering Memorandum and is duly qualified and in good standing or in existence as a foreign limited liability company or foreign corporation, as applicable, and is authorized to do business in each jurisdiction in which such Issuer owns or leases property or conducts business.

2. Each Issuer has all requisite corporate or limited liability company power and authority, as applicable, to enter into and perform its obligations under this Agreement and each of the other Operative Documents to which it is a party and to consummate the transactions on the Closing Date contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Notes provided herein.

3. All of the shares of capital stock of Finance have been duly authorized, validly issued, and are fully paid and nonassessable and, to the knowledge of such counsel, none of the issued and outstanding shares of capital stock of Finance were issued in violation of any preemptive or similar rights. All of the shares of capital stock of Finance and the Company's partnership interest in the Manager are owned by the Company, to the knowledge of such counsel, free and clear of any perfected security interests, claims, liens, limitation on voting rights or encumbrances, except as provided in the Partnership Agreement or the agreement dated March [ ], 1999, relating to the termination of the Omnibus Agreement as contemplated in the Memorandum of Understanding.

4. This Agreement has been duly authorized, executed and delivered by each Issuer.

5. The Indenture has been duly authorized, executed and delivered by each Issuer, and is (assuming the due authorization, execution and delivery of the Indenture by the Trustee) the legally valid and binding agreement of each Issuer, enforceable against each of them in accordance with its terms, except to the extent that (a) enforcement thereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity whether enforcement is considered in a proceeding at law or in equity and the discretion of the court before which any proceeding therefore may be brought; and (b) the waiver of rights and defenses contained in
Section 4.16 of the Indenture may be deemed unenforceable.

6. The Notes have been duly authorized and when executed, issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms hereof and thereof, the Notes will be legally valid and binding obligations of each Issuer, enforceable against each Issuer in accordance with their terms, except to the extent that (a) enforcement thereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and
(ii) the effect of general principles of equity whether enforcement is considered in a proceeding at law or in equity and the discretion of the court before which any proceeding therefore may be brought; and (b) the waiver of rights and defenses contained in Section 4.16 of the Indenture may be deemed unenforceable.

7. The Security Agreement has been duly authorized, executed and delivered by each Issuer, and is the legally valid and binding agreement of each Issuer, enforceable against each of them in accordance with its terms, except to the extent that (a) enforcement thereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity whether enforcement is considered in a proceeding at law or in equity and the discretion of the court before which any proceeding therefore may be brought; and (b) the enforceability of indemnification and contribution provisions may be limited by federal and state securities laws and policies underlying such laws. Such counsel may state that no opinion is given in this paragraph 7 with respect to the creation or perfection of a security interest which is covered by Paragraph 13.

8. The Notes and the Indenture conform in all material respects to the descriptions thereof contained in the Offering Memorandum under the heading "Description of Notes."

9. Neither (a) the issuance of the Notes, (b) the performance by the Issuers of their respective obligations under the Operative Documents nor (c) consummation by the Issuers of the transactions described in the Offering Memorandum under the caption "Use of Proceeds," conflicts with, results in a breach of, or constitutes a default under (or an event that with notice or the lapse of time, or both would constitute a default under) or requires a consent under, or results in an imposition of a lien or incumbrance on any indebtedness of either Issuer pursuant to (A) the terms of any indenture or other material agreement or instrument that has been filed as an exhibit to the Issuers' 10-K and to which either of the Issuers is a party or bound, (B) any federal or New York statute, rule or regulation or Delaware General Corporate Law or the Delaware Limited Liability Company Act to which either of the Issuers is subject or by which either of them is bound, or to which any of the properties of the Issuers is subject, which statute, rule or regulation, in the experience of such counsel, is normally applicable to transactions of the type contemplated under the Operative Documents, or to our knowledge, any order of any federal, New York or Delaware court or governmental agency or body having jurisdiction over the Issuers or any of their properties, except that such counsel need express no opinion with respect to gaming or Indian consents, approvals, authorizations or orders, or (C) any of the provisions of the certificate of incorporation, certificate of formation, by-laws, limited liability company agreement or partnership agreement of the Issuers or the Manager as in effect on the date of the opinion or (iv) to the best of such counsel's knowledge, any judgment, order or decree of any court or governmental agency or authority having jurisdiction over either Issuer or any of their assets or properties, except in the case of (A) and (B), for consents, violations, defaults and breaches as would not have a Material Adverse Effect. Assuming compliance with applicable state securities and Blue Sky laws, as to which such counsel need express no opinion, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (a) any federal or New York court or governmental agency, body or administrative agency or the Delaware Court of chancery or (b) any other person is required for (i) the execution, delivery and performance by the Issuers of this Agreement or any of the other Operative Documents to which it is a party or (ii) the issuance and sale of the Notes and the transactions contemplated hereby and thereby, except such as have been obtained and made or have been disclosed in the Offering Memorandum provided, however that such counsel need express no opinion with respect to laws governing gaming activities or any tribal law.

10. To the best of such counsel's knowledge, there is no current, pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Issuers or the Manager or to which any of their respective property is subject of a character required to be disclosed in the Offering Memorandum which is not adequately disclosed therein.

11. The offer, issuance, sale and delivery of the Notes to the Initial Purchasers and assuming compliance with the transfer restrictions, the reoffer, resale and delivery by the Initial Purchasers in the manner and to the persons contemplated by the Purchase Agreement and the Offering Memorandum do not require registration under the Act or qualification of the Indenture under the Trust Indenture Act of 1939.

12. Neither Issuer is, and upon the receipt of the proceeds of the Offering will be, an "investment company" within the meaning of the Investment Company Act. Waterford Group L.L.C. is not, and following the distribution of the proceeds of the Offering in accordance with the section of the Final Offering Memorandum caption "Use of Proceeds" will not be an "investment company" with the meaning of the Investment Company Act.

13. The Security Agreement is sufficient to create in favor of the Trustee for the benefit of the holders of the Notes, to secure the performance by the Issuers of the Obligations (as defined in the Security Agreement), a valid security interest in all of the Issuers' right, title and interest in and to all "security entitlements" arising from the Pledged Collateral (as defined in the Security Agreement) (such security entitlements, the "Pledged Security Entitlements") and the "proceeds" (as defined in Section 9-306 of the Uniform Commercial Code as in effect in the State of New York (the "NY UCC")) thereof. The provisions of the Security Agreement are effective to perfect the security interest of the Trustee in the Pledged Security Entitlements and assuming that the Trustee, on behalf of the Holders, has obtained the Pledged Security Entitlement to the Pledged Collateral without notice of any "adverse claim" (as defined in Section 8-102 of the NY UCC) in respect of the Pledged Security Entitlements, such a perfected security interest in favor of the Trustee under the Security Agreement in the Issuers' right, title and interest in and to the Pledged Security Entitlements will have priority over any other security interest in the Pledged Security Entitlements under the NY UCC, except as hereafter stated. Such counsel may assume that the Securities Account exists, that each Issuer has sufficient rights therein for the security interest to attach, and that "value" has been given, as defined in Section 1-201(44) of the NY UCC; such counsel need express no opinion as to the nature or extent of each Issuer's rights in, or title to, any of the Pledged Security Entitlements; or as to the nature or extent of the rights of the "securities intermediary" (as defined in the NY UCC) in, or title to, any financial assets underlying the Pledged Security Entitlements; such counsel may state that the perfection of a security interest in "proceeds" (as defined in the NY UCC) of collateral is governed and restricted by Section 9-306 of the NY UCC; such counsel may state that the law of a "securities intermediary's jurisdiction" governs, among other things, the rights and duties of a "securities intermediary" and the "entitlement holder" arising out of a "security entitlement" and whether an adverse claim can be asserted against a person who acquired a "security entitlement" from a "securities intermediary" (as each such term is defined in the NY UCC; such counsel may assume that the Securities Intermediary will comply with its obligations under Section 9 of the Security and Control Agreement; such counsel may state that an entitlement holder's property interests with respect to financial assets are subject to Sections 8-503 and 8-511 of the NY UCC(g); such counsel need express no opinion with respect to the security interest of the Secured Party in any of the following types of property: (i) any option or similar obligation issued by a clearing corporation to its participants, (ii) any commodity contract; such counsel's opinion may be limited to the NY UCC and Federal Book Entry Regulations, and such opinion need not address (I) laws of jurisdictions other than New York and the Federal Book Entry Regulations, (II) collateral of a type not subject to the NY UCC or the Federal Book Entry Regulations, (III) under NY UCC Section 9-103 or 8-110, what law governs perfection or priority of the security interests granted in the collateral and (IV) what law governs perfection or priority of security interests granted in Federal Security Entitlements; such counsel need express no opinion except to the extent that the Securities Account constitutes a "securities account" within the meaning of NY UCC
Section 8-501(a) and with respect to each security entitlement, may assume that the underlying security or other financial asset has been endorsed to the securities intermediary or in blank or has been credited to a securities account in the name of the securities intermediary; such counsel need express no opinion with respect to the priority of the security interest of the Trustee in the Pledged Security Entitlements against any of the following: (I) pursuant to Section 9-301(1) of the NY UCC, a lien creditor who attached or levied prior to the perfection of the security interest of the Trustee, (II) pursuant to Section 9-301(4) of the NY UCC, a lien creditor with respect to future advances, (III) pursuant to Section 9-312(7) of the NY UCC, another secured creditor to the extent that provision limits the priority afforded future advances, (IV) pursuant to Section 9-312(6) of the NY UCC, another secured party with a prior perfected security interest in other property of either Issuer to the extent that the Pledged Security Entitlements are proceeds of such other property; such counsel may state that pursuant to
Section 9-115 of the NY UCC, the security interest of the Trustee will be subordinate to any security interest now or hereafter granted by the Company in favor of a "securities intermediary" and will be of equal priority with any other secured party who has or obtains control; if and to the extent the securities intermediary is a "clearing corporation" as defined in Section 8-102(a)(5), such counsel may state that pursuant to Section 8-111 of the NY UCC, any rule adopted by a clearing corporation governing the rights and obligations among the clearing corporation and its participants is effective even if the rule conflicts with the NY UCC and affects the rights of the Trustee.

          To the extent that the opinions expressed in numbered paragraph 13 relate to Federal Security Entitlements, such opinion may be subject to the following limitations, qualifications and exceptions:

               (a) such counsel may state that pursuant to the Federal Book-Entry Regulations, the Secretary of the Treasury may waive provisions of the Federal Book-Entry Regulations and express no opinion on the effect of any such waiver on the opinions expressed therein;

               (b) such counsel's opinion may be limited to Federal Book-Entry Regulations as published in the Code of Federal Regulations or the Federal Register, without regard to any interpretations, operating circulars or other communications from the Department of the Treasury, the Board of Governors of the Federal Reserve System or any Federal Reserve Bank.

               (c) such counsel may state that pursuant to Section 9-115 of the UCC, the security interest of the Trustee may be subordinate to any security interest now or hereafter granted by the Company in favor of a "securities intermediary" and will be of equal priority with any other secured party who has or obtains control and pursuant to section 357.12(C) of the Federal Book-Entry Regulations, the security interest of the Trustee will be subordinate to a security interest in favor of the United States or in favor of any other person if it is marked on the books and records of a federal reserve bank;

               (d) such counsel may state that its opinion with respect to the security interest of the Trustee is limited to the Federal Book-Entry Regulations and the UCC and pursuant to Section 357.11 of the Book-Entry Regulations, the law of any securities intermediaries' jurisdiction governs, among other things, the rights and duties of the securities intermediary and the entitlement holder arising out of a security entitlement and whether an adverse claim can be asserted against a person who acquires a security entitlement from the securities intermediary.

14. In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Issuers, representatives of the independent certified public accountants of the Issuers and the Initial Purchasers and their representatives at which the contents of the Offering Memorandum and related matters were discussed and, although it did not independently verify such information and is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum during the course of such participation, no facts have come to its attention which led it to believe that the Offering Memorandum, as of its date or the Closing Date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to financial statements and other financial and statistical data included therein).


                           Exhibit B-2


               Form of Opinion of Dorsey & Whitney

1. None of the issuance and sale of the Notes or the performance of the Issuers' obligations pursuant to this Agree-ment, the Security Agreement or the Indenture will violate any Federal Indian Law or Tribal Law to which either Issuer is sub-ject or by which either of them is bound or to which any of the properties of the Issuers are subject.

2. Except as such as have been obtained or made pursuant to Federal Indian Law or Tribal Law, no authorization, approval, consent or order of any federal or tribal authority with jurisdiction over gaming is required to be obtained by the Issu-ers in connection with the sale by the Issuers of the Notes to the Initial Purchasers or the pledge of the collateral pursuant to the Security Agreement.

3. There is no requirement under Federal Indian Law or Tribal Law that any holder of the Notes, solely in its capacity as a holder of the Notes, to apply for or receive any individual license, any individual certificate or any other authorization from any federal or tribal authority to acquire or hold Notes under the Indenture.

4. To the best of our knowledge, each of the Issuers and the Manager has such Permits as are required under Federal Indian Law and Tribal Law to conduct their operations in the manner described in the Offering Memorandum.

5. The statements contained in the Offering Memorandum under the captions "Risk Factors Highly Regulated Industries" and "Government Regulation" insofar as they purport to summarize Fed-eral Indian Law or Tribal Law, are accurate in all material re-spects.

6. None of the Agreement, the Security Agreement, the Indenture, the Notes, the Development Services Agreement dated as of February 7, 1999, by and between the Authority and the Manager (the "Development Services Agreement"), the Relinquishment Agreement dated as of February 7, 1999, by and between the Authority and the Manager (the "Relinquishment Agreement"), and Note Purchase Agreement dated as of September 29, 1995, by and between the Authority and Sun International does not violate any Federal Indian Law or Tribal Law. On February 4, 1999, Judge J. Guernsey of the Gaming Disputes Court of the Mohegan Tribe of Indians of Connecticut entered on Order for Declaratory Judgment with determined, inter alia, that the Development Services Agreement and the Relinquishment Agreement "...constitute the laws of the Tribe, are in proper form and are binding, the Development Services Agreement has been approved by the Secretary of the Interior pursuant to 25 USC Sec. 81 and both Agreements are valid and enforceable against the Tribe and the [Authority] under Tribal and Federal law, without any further action by the [National Indian Gaming Commission] or the [Bureau of Indian Affairs] or the Secretary of the Interior."

                           Exhibit B-3

               Form of Opinion of Rome McGuigan Sabonosh P.C.

1. None of the issuance and sale of the Notes or the performance of the Issuers' obligations pursuant to the Agreement, the Security Agreement, the Notes or the Indenture will violate any Connecticut statute, rule or regulation with respect to gaming to which either of the Issuers is subject or by which either of them is bound or to which any of the properties of the Issuers are subject.

2. No authorization, approval, consent or order of any Connecticut authority with jurisdiction over gaming is required to be obtained by the Issuers, which has not been obtained, in connection with the sale by the Issuers of the Notes to the Initial Purchasers or the pledge of the collateral pursuant to the Security Agreement.

3. There is no requirement under any Connecticut statute, rule or regulation with respect to gaming which requires that any holder of the Notes, solely in its capacity as a holder of the Notes, to apply for or to receive any individual license, any individual certificate or any other authorization from any Connecticut authority to acquire or hold Notes under the Indenture.

4. Each of the Issuers and the Manager has such Permits from all Connecticut regulatory or governmental officials, bodies and tribunals, with respect to engaging in gaming operations, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Offering Memorandum.

5.     The statements contained under the captions "Government
Regulation" and "Risk Factors Highly Regulated Industries" in the Offering Memorandum, insofar as they purport to summarize
Connecticut law, are correct in all material respects.

6. Each of the Agreement, the Indenture, the Notes, the Security Agreement, the Restated Partnership Agreement of Trading Cove Associates, as amended by the First Amendment thereto dated October 22, 1996; the Amended and Restated Omnibus Financing Agreement dated as of September 10, 1997, by and among the Manager, the Company and Sun International, as amended to the date of such opinion, does not violate any Connecticut statute, rule or regulation with respect to gaming.


                        Exhibit B-4

    Form of Opinion of Latham & Watkins  Regarding Certain Tax
Matters

1. The Company will, for federal income tax purposes, be disregarded as an entity separate from its owner and not treated as an association, or a publicly traded partnership, taxable as a corporation.